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                                                                    EXHIBIT 10.8

                 SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
                               [October 28, 1993]

     This Sixth Amendment to Loan and Security Agreement (the "Amendment") is made and entered into as of October 28, 1993, by and between RED MAN PIPE & SUPPLY CO., an Oklahoma corporation ("Borrower"), and BARCLAYS BUSINESS CREDIT, INC., a Connecticut corporation ("Lender").

                            PRELIMINARY STATEMENTS:

     1. Borrower and Lender have entered into that certain Loan and Security Agreement dated as of May 3, 1991, as heretofore amended (as amended, the "Agreement").

     2. Borrower has requested that the Agreement be further amended to decrease the interest rate payable by Borrower, extend the term of the Agreement and increase the aggregate amount of the credit facilities made available to Borrower by Lender.

     3. Borrower and Lender desire to amend the Agreement to make the revisions described above and make certain other revisions more particularly described herein.

                                  AGREEMENTS:

     NOW, THEREFORE, in consideration of the agreements herein contained, subject to the terms and conditions set forth herein, Borrower and Lender hereby agree as follows, and agree that, subject to satisfaction of the provisions of
Section 8 hereof, the amendments specified below shall be effective from and after the date hereof and shall be incorporated into the Agreement and shall supersede those provisions in the Agreement referenced as follows:

     1.  DEFINITIONS.

          (a) Terms used herein and defined in the Agreement shall have the meanings set forth in the Agreement except as otherwise provided herein.

          (b) The definitions of "Borrowing Base" and "Commitment" contained in
     Section 1.1 of the Agreement are hereby deleted, and the following shall be substituted therefor:

               "Borrowing Base - as at any date of determination thereof, an amount equal to the lesser of:



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                    (a) the Commitment as of such date, minus the outstanding
               principal amount of the Term Loan as of such date; or

                    (b) an amount up to:

                         (i) ninety percent (90%) of the net amount (after
                    deduction of such reserves as Lender deems proper and necessary in its sole discretion, including a reserve for sales tax payables) of Eligible Accounts outstanding at such date;

                    PLUS

                         (ii) the lesser of (A) $1,500,000 or (B) ninety

                    percent (90%) of the net amount (after deduction of such reserves as Lender deems proper and necessary in its sole discretion, including a reserve for sales tax payables) of Eligible International Accounts outstanding at such date;

                    PLUS

                         (iii) the lesser of (A) $9,000,000 or (B) sixty percent
                    (60%) of the value (after deduction of such reserves as Lender deems proper and necessary in its sole discretion) of Eligible Inventory at such date consisting of tubular goods held for sale in the ordinary course of Borrower's business, calculated on the basis of the lower of cost or market;

                    PLUS

                         (iv) the lesser of (A) the Supply Inventory Maximum in
                    effect on such date or (B) the Supply Inventory Advance Rate in effect on such date multiplied by the value (after deduction of such reserves as Lender deems proper and necessary in its sole discretion) of Eligible Inventory at such date consisting of consumable supplies held for sale in the ordinary course of Borrower's business, calculated on the basis of the lower of cost or market;



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                         MINUS (subtract from the sum of clauses (i), (ii),
                    (iii) and (iv) above)

                         (iv) an amount equal to the sum of (A) the face amount
                    of all LC Guaranties and Letters of Credit issued by Lender or Affiliates of Lender and outstanding at such date and (B) any amounts which Lender may be obligated to pay in the future for the account of Borrower pursuant to this Agreement, the other Agreements or otherwise.

               For purposes hereof, the net amount of Eligible Accounts or Eligible International Accounts, as the case may be, at any time shall be the face amount of such Eligible Accounts or such Eligible International Accounts, less any and all returns, discounts (which may, at Lender's option, be calculated on shortest terms), credits, allowances or excise taxes of any nature at any time issued, owing, claimed by Account Debtors, granted, outstanding or payable in connection with such Accounts at such time."

               "Commitment - $25,000,000."

          (c) The following definitions are hereby added to Section 1.1 of the
     Agreement:

               "Eligible International Accounts - an Account arising in the ordinary course of Borrower's business from the sale of goods or rendition of services to an Account Debtor outside the United States which Lender, in its good faith credit judgment, deems to be an Eligible International Account. Without limiting the generality of the foregoing, no Account which arises from a sale to an Account Debtor outside of the United States shall be an Eligible International Account unless each of the following is true and correct of such
          Account: (a) other than for clause (ix) of such definition, such Account otherwise constitutes an Eligible Account, and (b) such Account arises from a sale to an Account Debtor acceptable to Lender, in its sole discretion."

     2.   INTEREST AND CHARGES.

          (a) Section 3.1(A) of the Agreement is hereby deleted, and the following shall be substituted therefor:



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               "(A)  The principal amount of the Term Loan outstanding from day-
          to-day shall bear interest, calculated daily at a fluctuating rate per annum equal to the lesser of (i) 1.5% (or such lesser percentage as may be provided by subsection (H) hereof) above the Base Rate (the "Annual Term Rate"), or (ii) the Maximum Legal Rate. The principal amount of the Revolving Credit Loans outstanding from day-to-day shall bear interest, calculated daily at a fluctuating rate per annum equal to the lesser of (i) 1.0% (or such lesser percentage as may be provided by subsection (H) hereof) above the Base Rate (the "Annual Revolving Rate"), or (ii) the Maximum Legal Rate."

          (b) Section 3.1(H) of the Agreement is hereby deleted, and the following shall be substituted therefor:

               "(H) So long as no Default has occurred, in the event that Borrower achieves the performance factors described below as of each of the calculation dates specified below, then the Applicable Rate shall be reduced as follows:

                    (i) Performance Factors to be Achieved as of October 31,
               1994. So long as no Default has occurred, and so long as Borrower achieves the performance factors set out below, upon the later of
               (i) receipt and review by Lender of audited financial statements of Borrower provided pursuant to Section 9.1(J) demonstrating compliance with the following performance factors, or (ii) receipt by Lender of Borrower's Annual Business Plan for the twelve months ending October 31, 1995, the Applicable Rate shall be reduced by 0.25%. Such reduction shall be made effective November 1, 1994 by (a) crediting the Loan Account by the difference between the amount of interest paid by Borrower to Lender since such effective date and the amount of interest which would have been paid by Borrower to Lender since such effective date had the Applicable Rate been so reduced, and (b) recalculating all accrued but unpaid interest, and all interest to accrue with respect to future transactions, at the Applicable Rate as so reduced. The performance factors required to be achieved as of October 31, 1994 in order to reduce the Applicable Rate are as follows:



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                         (A) The Average Daily Availability for the six months
                    ending October 31, 1994 shall equal or exceed thirty percent (30%) of the Average Daily Loan Balance for such period;

                         (B) The Adjusted Net Earnings from operations, plus
                    taxes (to the extent deducted therefrom), for the year ending October 31, 1994 shall be at least $3,000,000; and

                         (C) Borrower's Leverage Ratio as of October 31, 1994
                    shall not exceed 3.2 to l.0.

                    Any rate reduction made pursuant to this Section 3.1(H)(i) shall remain in effect only for so long as no Default has occurred and is continuing and Borrower maintains the Leverage Ratio described in (C) above.

                         (ii) Performance Factors to be Achieved as of October
                    31, 1995. So long as no Default has occurred, and so long as Borrower achieves the performance factors set out below, upon the later of (i) receipt and review by Lender of audited financial statements of Borrower provided pursuant to Section 9.1(J) demonstrating compliance with the following performance factors, or (ii) receipt by Lender of Borrower's Annual Business Plan for the twelve months ending October 31, 1996, the Applicable Rate (as the same may or may not have been reduced pursuant to Section 3.1(H)(i) above) shall be reduced by 0.25%. Such reduction shall be made effective November 1, 1995 by (a) crediting the LOAN Account by the difference between the amount of interest paid by Borrower to Lender since such effective date and the amount of interest which would have been paid by Borrower to Lender since such effective date had the Applicable Rate been so reduced, and (b) recalculating all accrued but unpaid interest, and all interest to accrue with respect to future transactions, at the Applicable Rate as so reduced. The performance factors required to be achieved as of October 31, 1995 in order to reduce the Applicable Rate are as follows:



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                         (A) The Average Daily Availability for the six months
                    ending October 31, 1995 shall equal or exceed thirty percent (30%) of the Average Daily Loan Balance for such period

                         (B) The Adjusted Net Earnings from operations, plus
                    taxes (to the extent deducted therefrom), for the year ending October 31, 1995 shall be at least $3,500,000; and

                         (C) Borrower's Leverage Ratio as of October 31, 1995
                    shall not exceed 3.0 to l.0

               Any rate reduction made pursuant to this Section 3.1(H)(ii) shall remain in effect only for so long as no Default has occurred and is continuing and Borrower maintains the Leverage Ratio described in (C) above."

     3. TERM OF AGREEMENT. Section 3.3(A) of the Agreement is hereby deleted, and the following shall be substituted therefor:

               "(A) The provisions of this Agreement shall be in effect for the period through and including October 31, 1996 (the "Original Term"), unless terminated as provided in Section 3.3(B), or extended pursuant to this Section 3.3(A). So long as no Default has occurred, the Original Term shall be automatically extended by one year unless Borrower has notified Lender, or Lender has notified Borrower, on or before August 31, 1996, that it does not desire this Agreement to be extended pursuant to this Section 3.3(A)."

     4. EARLY TERMINATION FEE. Section 3.3(C) of the Agreement is hereby deleted, and the following shall be substituted therefor:

               "(C) At the effective date of such termination by Borrower, Borrower shall pay to Lender (in addition to the then outstanding principal, accrued interest and other charges, fees and expenses owing under this Agreement and any of the Other Agreements), as liquidated damages for the loss of the bargain and not as a penalty, an amount equal to the applicable percentage set forth below of the highest of the Average Daily Loan Balances outstanding for any month during the applicable term set forth below during which such termination occurs:



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               Applicable Term                Applicable Percentage

               October 28, 1993 through
                October 31. 1994                       3.0%

               November 1, 1994, through
                October 31, 1995                       2.0%

               November 1, 1995, through
                October 31, 1996                       1.0%

          If termination occurs on the last day of the original Term or any renewal term thereafter, Borrower shall not be obligated to pay Lender any liquidated damages. The termination charge or prepayment premium for amounts outstanding on the Term Loan shall be computed in accordance with the provisions of the Term Note."

     5. FINANCIAL COVENANTS. Section 9.3(A) of the Agreement is hereby deleted, and the following shall be substituted therefor:

          "(A) Maintain a Leverage Ratio not greater than the ratio shown below for the date corresponding thereto:

               Date                                 Amount

     October 28, 1993 to October 31, 1994         4.0 to 1.0
     November 1, 1994 to October 31, 1995         3.5 to l.0
     November 1, 1995 and Thereafter              3.2 to l.0"

     6. CONDITIONS TO ADVANCES UNDER TERM LOAN. Section 10.3 of the Agreement is hereby deleted, and the following shall be substituted therefor:

          "(F) No Term Loan Closing Date shall occur after october 30, 1996."

     7. EXHIBITS. A11 references in the Agreement (as amended hereby) to Exhibit "J" shall hereafter be deemed to be references to Exhibit "J" attached hereto.

     8. CONDITIONS. The obligation of Lender to be bound by the provisions of this Amendment shall be subject to the fulfillment of the following conditions precedent on or before the date hereof:

          (a) Lender shall have received the following, duly executed by each party thereto, other than Lender:

               (i) this Amendment; and



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               (ii) all other documents Lender may reasonably request with respect to any matter relevant to this Amendment or the transactions contemplated hereby.

          (b) Borrower and Guarantor shall have performed and complied with all agreements and conditions contained in the Agreement and the other Agreements which are required to be performed or complied with by Borrower or Guarantor before or on the date hereof.

          (c) The representations and warranties contained in the Agreement, as amended hereby, and the other Agreements shall be true and correct in all material respects as of the date hereof, with the same force and effect as though made on and as of this date.

          (d) No material adverse change shall have occurred in the business operations, financial condition or prospects of Borrower or Guarantor, and no material adverse litigation shall be pending or, to the knowledge of Borrower or Guarantor, threatened, against Borrower or Guarantor.

          (e) All corporate and legal proceedings and all documents required to be completed and executed by the provisions of, and all instruments to be executed in connection with the transactions contemplated by, this Amendment and any related agreements shall be satisfactory in form and substance to Lender.

     9. LIMITED WAIVER. Upon satisfaction of the conditions precedent specified in Section 8 hereof, Lender shall waive each Default or Event of Default which occurred or existed prior to the effective date of this Amendment relating to Borrower's failure during the period from May 31, 1993 through June 30, 1993, and for the month ended September 3O, 1993, to maintain a Leverage Ratio of not less than 3.3 to 1.0, as required by Section 9.3(A) of the Agreement. Except as otherwise specifically provided for in this Amendment, nothing contained herein shall be construed as a waiver by Lender of any covenant or provision of the Agreement, the other Agreements, this Amendment, or of any other contract or instrument between Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Agreement, the other Agreements, this Amendment and any other contract or instrument between Borrower and Lender. Except for the Defaults and/or Events of Default specified in the first sentence of this Section 9, no Default or Event of Default has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Lender.

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          l0.  EXPENSES. Borrower shall pay all out-of-pocket expenses arising in connection with the preparation, execution, delivery and administration of this Amendment, including, but not limited to, all reasonable legal fees and expenses incurred by Lender.

          11. CONTINUED EFFECT. Except to the extent amended hereby, all terms, provisions and conditions of the Agreement and all of the other Agreements shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

          12. FURTHER ASSURANCES. Borrower shall, at Lender's request, promptly execute or cause to be executed and delivered to Lender any and all documents, instruments or agreements deemed necessary by Lender to continue perfection of Lender's Liens, to facilitate collection of the Collateral or otherwise to give effect to or carry out the terms or intent of this Amendment.

          13. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall for all purposes be deemed an original and all of which are identical. All parties need not execute the same counterpart.

          14. FINAL AGREEMENT. THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

          EXECUTED as of the date first above written.

                                 RED MAN PIPE & SUPPLY CO.

                                 By: /s/ Dee Paige
                                    ---------------------------------
                                 Name: DEE PAIGE
                                      -------------------------------
                                 Title: VP-Finance
                                       ------------------------------

                                 BARCLAYS BUSINESS CREDIT, INC.

                                 By: /s/ Joy L.  Bartholomew
                                    ---------------------------------
                                 Name: JOY L.  BARTHOLOMEW
                                      -------------------------------
                                 Title: Regional Vice President
                                       ------------------------------

The undersigned Guarantor, having guaranteed to Lender the payment of the obligations, as such term is defined in the



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Unconditional Limited Guaranty (the "Guaranty") executed by Guarantor on May 3,
1991, hereby acknowledges, confirms, and agrees that (i) the execution and delivery of this Amendment does not alter, affect, diminish, release or reduce his liability under the Guaranty, (ii) the Guaranty is in full force and effect to secure the obligations described therein, and (iii) the obligations secured by the Guaranty include, without limitation, any Term Loan advanced pursuant to the terms of this Amendment.

                                 /s/ Lewis B.  Ketchum
                                 ------------------------------------
                                 LEWIS B. KETCHUM







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